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                                                          EXHIBIT 99.2


                          CERTIFICATION
            Pursuant to 18 United States Code Section 1350


   The undersigned hereby certifies that to his knowledge the Quarterly Report on Form 10-Q for the fiscal quarter ended June 29, 2002 of Landstar System, Inc. (the "Company") filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange
Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                           /s/ Robert C. LaRose
                                               -------------------------
                                               Robert C. LaRose
                                               Vice President, Chief Financial
                                               Officer and Secretary